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                                                                       Exhibit 4
                             JOINT FILING STATEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

     The undersigned acknowledge and agree that the foregoing Statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Date:  April 27, 2000

                                        /s/  R. D. Hubbard
                                    -------------------------------
                                    R. D. Hubbard

                                        /s/  G. Michael Finnigan
                                    -------------------------------
                                    G. Michael Finnigan

                                        /s/  Paul R. Alanis
                                    -------------------------------
                                    Paul R. Alanis

                                        /s/  Loren S. Ostrow
                                    -------------------------------
                                    Loren S. Ostrow

                                         /s/  J. Michael Allen
                                    -------------------------------
                                    J. Michael Allen

                                        /s/  Clifford Kortman
                                    -------------------------------
                                    Clifford Kortman

                                        /s/  Bruce C. Hinckley
                                    -------------------------------
                                    Bruce C. Hinckley

                                        /s/  Richard Delaney
                                    -------------------------------
                                    Richard Delaney

                                        /s/  Chris Plant
                                    -------------------------------
                                    Chris Plant

                                        /s/  Robert A. Callaway
                                    -----------------------
                                    Robert A. Callaway